Exhibit 10.3
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4
TO
MARKET ACCESS SERVICES AGREEMENT
This Amendment No. 4 (this “Amendment”) is entered into as of August 9, 2022 (the “Amendment Effective Date”) by and between Sunovion Pharmaceuticals Inc., a Delaware corporation, having a principle place of business at 84 Waterford Drive, Marlborough, MA 01752 (“Sunovion”) and Myovant Sciences GmbH, a Swiss corporation, having a principle place of business at Viaduktstrasse 8, 4051 Basel, Switzerland (“Myovant”). Capitalized terms used in this Amendment that are not defined in this Amendment shall have the meaning set forth in the Agreement (as defined below).
RECITALS
A.Sunovion and Myovant entered into that certain Market Access Services Agreement dated August 1, 2020 and amended as of December 14, 2020, January 25, 2021, March 15, 2021 and August 9, 2022 (collectively, the “Agreement”);
B.Sunovion and Myovant acknowledge and agree the amendment titled “Amendment No. 1 to Market Access Services Agreement” to the Agreement entered into by and between the parties effective December 14, 2020 is the first amendment to the Agreement;
C.Sunovion and Myovant acknowledge and agree the amendment titled “Amendment No. 2 to Market Access Services Agreement” entered into by and between the parties effective January 25, 2021 is the second amendment to the Agreement;
D.Sunovion and Myovant acknowledge and agree the amendment titled “Amendment No. 3 to Market Access Services Agreement” entered into by and between the parties effective March 15, 2021 is the third amendment to the Agreement;
E.Sunovion and Myovant acknowledge and agree the amendment titled “Amendment No. 3 to Market Access Services Agreement” entered into by and between the parties effective August 9, 2022 and attached hereto as Attachment 1, is the fourth amendment to the Agreement and due to a scrivener’s error was mislabeled as the third amendment to the Agreement; and
F.Sunovion and Myovant acknowledge and agree that references to “Amendment No. 4 to the Market Access Services Agreement” shall include both (i) the amendment titled “Amendment No. 3 to Market Access Services Agreement” entered into by and between the parties effective August 9, 2022 and (ii) this Amendment.
THEREFORE, in consideration of the mutual covenants and promises contained herein, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, it is understood and agreed upon by and between the parties the Recitals to this Amendment are incorporated into and shall constitute a part of the Agreement.

[Signatures to follow on next page.]

Confidential & Proprietary

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives to be effective as of the Amendment Effective Date.

Sunovion Pharmaceuticals Inc.            Myovant Sciences GmbH

By: /s/ Lisa Mullett                By: /s/ Matthew Lang

Print Name: Lisa Mullett                Print Name: Matthew Lang

Title: Chief Commercial Officer            Title: General Manager

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ATTACHMENT 1

Confidential & Proprietary

AMENDMENT NO. 3
TO
MARKET ACCESS SERVICES AGREEMENT
This Amendment No. 3 (this “Amendment”) is entered into as of August 9, 2022 (the “Amendment Effective Date”) by and between Sunovion Pharmaceuticals Inc., a Delaware corporation, having a principle place of business at 84 Waterford Drive, Marlborough, MA 01752 (“Sunovion”) and Myovant Sciences GmbH, a Swiss corporation, having a principle place of business at Viaduktstrasse 8, 4051 Basel, Switzerland (“Myovant”). Capitalized terms used in this Amendment that are not defined in this Amendment shall have the meaning set forth in the Agreement (as defined below).
RECITALS
A.Sunovion and Myovant entered into that certain Market Access Services Agreement dated August 1, 2020 and amended as of December 14, 2020 and January 25, 2021 (collectively, the “Agreement”); and

B. Sunovion and Myovant desire to amend certain rights and obligations under the Agreement regarding the Monthly Flat Service Charge

THEREFORE, in consideration of the mutual covenants and promises contained herein, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, it is understood and agreed upon by and between the Parties as follows:

1.AMENDMENTS

1.1    Section 1.59 of the Agreement is hereby deleted in its entirety and replaced as follows:

““Monthly Flat Service Charge” means, subject to Section 8.2.2, (i) [***] per calendar month [***], and (ii) an adjusted amount for each year after [***] consistent with Section 8.2.2; provided that, (i) if a contract year begins after the first day of a calendar month, such amount shall be multiplied by a fraction where the numerator is the number of days in such calendar month that are on or after first day of the contract year and the denominator is the number of days in such calendar month, and (ii) if a contract year ends before the last day of a calendar month, such amount shall be multiplied by a fraction where the numerator is the number of days in such calendar month that are on or before the last day of the contract year and the denominator is the number of days in such calendar month.”

2.MISCELLANEOUS

2.1    Entire Agreement. This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the specific subject matter of the Agreement and supersedes all other prior negotiations, discussions, agreements or

Confidential & Proprietary

understandings, whether written or oral, with respect to the subject matter the Agreement. In the event of a conflict between this Amendment and the Agreement, this Amendment shall prevail.

2.2    Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument.

[Signatures to follow on next page.]

Confidential & Proprietary

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives to be effective as of the Amendment Effective Date.

Sunovion Pharmaceuticals Inc.            Myovant Sciences GmbH

By: /s/ Lisa Mullett                By: /s/ Viatcheslav Rakov

Print Name: Lisa Mullett                Print Name: Viatcheslav Rakov

Title: Chief Commercial Officer, Interim        Title: VP Medical - Clinical

Confidential & Proprietary